FIFTH AMENDMENT TO LEASE

Fifth Amendment dared as of February 23, 1999 to Lease Agreement ("J ease') between Vestar California XXIII, L.L.C., an Arizona limited liability company, as Assignee from DP Partnership ("Landlord") and Cabrillo Lanes, Inc., a New York corporation, dba the Grove Bowling Center (" Tenant")


                                    RECITALS:


A. Landlord arid Tea m% have previously entered into the Vase, as amended by a First Amendment dated as of November 1, 1996 ("First Amendment"), Second Amendment dated November 28, 1998 ("Second Amendment'), Third Amendment dated December 18, 1999 ("Third Amendment") and Fourth Amendment dated January 19. 1999 ("Fourth Amendment').

B. Tenant has requested a postponement of the three payments of deferred rent due to Landlord per paragraph 3.A of the First Amendment until March 23, 1999 and Landlord is agreeable to such extension on the following tams:

NOW, THEREFORE, Landlord and Tenant agree to amend the Lease as follows pursuant to this Fifth Amendment ("Fifth Amendment"):

                                   AGREEMENTS:
1. Paragraph 5.2(b) of the Lease is amended to extend the one-third (113) payments of Deferred Rent, due on November 28, 1998, December 31. 1998 and January 31, 1999 to the date of March 23, 1999.
2. This Fifth Amendment may be executed by facsimile counterpart signatures.
3. Except as set forth in this fifth Amendment, the Lease remains in full force and effect. Tenant hereby reaffirms all agreements, covenants and promises set forth in the Lease_ All references in the Lease to "this Lease" shall be deemed references to the Lease as modified by his Fifth Amendment.

 IN WITNESS WHEREOF, the parties have executed this fifth Amendment as of the date and year first herein above set forth.

  LANDLORD:
      VESTAR CALIFORNIA XXIII L.L.C., an
 Arizona Iimited liability company

 By; KuhIe Investments Limited Partnership, an
     Arizona limited partnership

 Its: Masking Member

        By: Kuhle: Corporation,
               an Arizona corporation
               Its: General Partner


 TENANT:
CABRILLO LANES, INC., a New York corporation

 By: /S/ HAROLD S. ELKAN
 Name: Harold S. Elkan, President

By its signature below, Sports Arena, Inc, hereby (i) expressly consents to, acknowledges and joins in terms of the Fourth Amendment to Lease between Vestar California XXIII, L.L.C. ("Landlord") and Cabrillo Lanes, Inc. (a wholly owned company of Sports Arena, Inc.); and (ii) makes, adopts and reaffirms for the benefit of Landlord each of its covenants, obligations and agreements made in that certain Guaranty of Lease dated January 3, 1994, as if it expressly made each such covenant, obligation and agreement in this Fifth Amendment.


 SPORTS ARENAS, INC.
 By: /S/ Harold S. Elkan
 Name: Harold S. Elkan
 Its: President